Filed Pursuant to Rule 433
                                                    Registration No.: 333-141613

INFORMATION CONTAINED ON THIS DISKETTE DATED, WEDNESDAY, FEBRUARY 20, 2008, IS SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1. The information contained on this diskette is provided to facilitate your review of the collateral underlying the Certificates. This diskette is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141613) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The information on this diskette supersedes any and all information contained in any previously furnished free writing prospectus and shall be superseded by any subsequently furnished similar materials. The Certificates to which these materials relate, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of Certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these Certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of Certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Prospective investors are advised to read carefully, the prospectus and free writing prospectus relating to the Certificates in making their investment decisions.

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2008-C1


                Loan Group
 #    Crossed       #                Property Name                       Address                   City
---   -------   ----------   -------------------------------   ---------------------------   ----------------
  7                          Charlotte Multifamily Portfolio
7.1                          Sharon Pointe                       5626 Sharon Pointe Road        Charlotte
7.2                          Wexford                            1811 Wexford Meadows Lane       Charlotte
7.3                          Waters Edge                           100 Waterview Drive           Concord
7.4                          Highland Ridge                      2452 Bellemeade Street         High Point
7.5                          Marion Ridge                        1829 East Marion Street          Shelby
 10                          Lakeside Apartments (Phase II)        200 Lake Club Court       Charlottesville
 14     (A)                  Stones Crossing                       1364 Riverview Road          Rock Hill
 15     (A)                  Grand Eagle                            50 Glenwood Road            Greenville
 16                          Arbors of Olmsted                       27380 Cook Road         Olmsted Township
 21                          Stoney Run Apartments               617 and 635 Marks Road         Brunswick
 26                          Singing River Apartments          3605 Gautier Vancleave Road       Gautier
 41                          Lake Bonny MHP                         30 Bonisee Circle            Lakeland
 43                          Bennington Greenlane Townhomes        55 Bennington Drive          Rochester
 44                          Rugby Apartments                      4 University Circle       Charlottesville
 46                          Cedar Village MHP                  15814 East Colfax Avenue          Aurora


                                                                                                            Units/
                                                                                                           Sq. Ft./
                                      Zip     Property           Property                Mortgage           Rooms/     Original
 #           County          State   Code       Type             Sub-type            Property Seller         Pads       Balance
---   --------------------   -----   -----   -----------   --------------------   ----------------------   --------   -----------
  7                                                                               Column Financial, Inc.        744   $33,465,000
7.1       Mecklenburg         NC     28215   Multifamily       Conventional                                     190   $10,330,000
7.2       Mecklenburg         NC     28262   Multifamily       Conventional                                     142    $6,825,000
7.3         Cabarrus          NC     28027   Multifamily       Conventional                                     144    $6,670,000
7.4         Guilford          NC     27263   Multifamily       Conventional                                     120    $5,580,000
7.5        Cleveland          NC     28152   Multifamily       Conventional                                     148    $4,060,000
 10        Albemarle          VA     22902   Multifamily       Conventional       Column Financial, Inc.        200   $19,135,000
 14           York            SC     29732   Multifamily       Conventional       Column Financial, Inc.        160    $7,037,500
 15        Greenville         SC     29615   Multifamily       Conventional       Column Financial, Inc.        152    $4,683,500
 16         Cuyahoga          OH     44138   Multifamily       Conventional       Column Financial, Inc.        120    $9,200,000
 21          Medina           OH     44212   Multifamily       Conventional       Column Financial, Inc.        106    $7,700,000
 26         Jackson           MS     39553   Multifamily       Conventional       Column Financial, Inc.        134    $5,100,000
 41           Polk            FL     33801   Multifamily   Manufactured Housing   Column Financial, Inc.        106    $1,879,000
 43          Monroe           NY     14616   Multifamily       Conventional       Column Financial, Inc.         24    $1,550,000
 44   Charlottesville City    VA     22903   Multifamily       Conventional       Column Financial, Inc.         10    $1,500,000
 46         Arapahoe          CO     80011   Multifamily   Manufactured Housing   Column Financial, Inc.         44    $1,000,000


                    Percentage of                                                  Occupancy
        Cut-off      Initial Net      Maturity       Fee/      Year      Year       Rate at     Occupancy     Appraised
 #    Balance (1)   Pool Balance     Balance (2)   Leasehold   Built   Renovated    U/W (3)      Date (3)       Value
---   -----------   -------------    -----------   ---------   -----   ---------   ---------    ----------   -----------
  7   $33,465,000             4.2%   $33,465,000                                                             $47,900,000
7.1   $10,330,000             1.3%   $10,330,000      Fee       2001         N/A          86%    11/1/2007   $13,600,000
7.2    $6,825,000             0.8%    $6,825,000      Fee       1996        2005          92%    11/1/2007    $9,000,000
7.3    $6,670,000             0.8%    $6,670,000      Fee       1995        2003          85%    11/1/2007    $9,450,000
7.4    $5,580,000             0.7%    $5,580,000      Fee       2004         N/A          87%    11/1/2007    $7,500,000
7.5    $4,060,000             0.5%    $4,060,000      Fee       1999         N/A          98%    11/1/2007    $8,350,000
 10   $19,135,000             2.4%   $16,833,306      Fee       1996        2007         100%    11/8/2007   $27,300,000
 14    $7,029,981             0.9%    $6,072,554      Fee       1977         N/A          96%   12/31/2007    $8,900,000
 15    $4,678,496             0.6%    $4,041,322      Fee       1967        2004          98%     1/1/2008    $7,775,000
 16    $9,200,000             1.1%    $8,288,683      Fee       2007         N/A          95%   12/14/2007   $11,600,000
 21    $7,700,000             1.0%    $6,943,170      Fee       2007         N/A         100%   12/14/2007    $9,800,000
 26    $5,074,190             0.6%    $4,036,913      Fee       1978        2006          99%    10/1/2007    $6,800,000
 41    $1,879,000             0.2%    $1,692,373      Fee       1961         N/A          99%     9/1/2007    $2,600,000
 43    $1,546,294             0.2%    $1,344,067      Fee       1969        2007         100%    11/1/2007    $2,000,000
 44    $1,500,000             0.2%    $1,323,762      Fee       1925        2005         100%    10/1/2007    $2,400,000
 46      $996,829             0.1%      $918,950      Fee       1954         N/A          89%   11/19/2007    $1,450,000


                           Maturity/
                              ARD                                                                      2nd           2nd
      Cut-Off Date LTV   Maturity LTV    Most Recent   Most Recent   Most Recent    Most Recent    Most Recent   Most Recent
 #     Ratio (1) (4)     Ratio (2) (4)     EGI (6)      Expenses         NOI       Period Ending       EGI        Expenses
---   ----------------   -------------   -----------   -----------   -----------   -------------   -----------   -----------
  7               69.9%           69.9%   $4,720,044    $2,152,780    $2,567,264       1/31/2007    $4,709,431    $2,144,393
7.1
7.2
7.3
7.4
7.5
 10               70.1%           61.7%   $2,444,773      $716,574    $1,728,199      10/31/2007    $2,383,426      $731,700
 14               70.2%           60.7%   $1,239,096      $434,316      $804,780      12/31/2007    $1,196,520      $476,276
 15               70.2%           60.7%   $1,024,717      $404,408      $620,309      12/31/2007      $964,935      $493,665
 16               79.3%           71.5%          N/A           N/A           N/A             N/A           N/A           N/A
 21               78.6%           70.8%          N/A           N/A           N/A             N/A           N/A           N/A
 26               74.6%           59.4%     $980,300      $396,842      $583,458       8/31/2007      $968,369      $388,279
 41               72.3%           65.1%     $315,489      $147,945      $167,544       9/30/2007      $294,493      $142,860
 43               77.3%           67.2%     $127,308       $70,462       $56,846      10/31/2007           N/A           N/A
 44               62.5%           55.2%     $241,773       $78,338      $163,435      10/31/2007      $215,266       $75,374
 46               68.7%           63.4%     $166,764       $68,789       $97,975       8/31/2007      $175,827       $62,670


          2nd            2nd            3rd           3rd           3rd            3rd
      Most Recent    Most Recent    Most Recent   Most Recent   Most Recent    Most Recent       U/W          U/W          U/W
 #        NOI       Period Ending       EGI        Expenses         NOI       Period Ending      EGI        Expenses       NOI
---   -----------   -------------   -----------   -----------   -----------   -------------   ----------   ----------   ----------
  7    $2,565,038      12/31/2006           N/A           N/A           N/A             N/A   $4,940,482   $2,133,409   $2,807,073
7.1
7.2
7.3
7.4
7.5
 10    $1,651,726      12/31/2006    $2,320,982      $725,246    $1,595,736      12/31/2005   $2,387,052     $728,288   $1,658,764
 14      $720,244      12/31/2006    $1,184,566      $465,264      $719,302      12/31/2005   $1,225,494     $524,393     $701,101
 15      $471,270      12/31/2006      $957,872      $498,109      $459,763      12/31/2005   $1,033,342     $562,478     $470,864
 16           N/A             N/A           N/A           N/A           N/A             N/A   $1,266,049     $398,626     $867,423
 21           N/A             N/A           N/A           N/A           N/A             N/A   $1,015,324     $313,478     $701,846
 26      $580,090      12/31/2006      $915,000      $361,374      $553,626      12/31/2005     $962,379     $414,300     $548,079
 41      $151,633      12/31/2006      $266,340      $103,735      $162,605      12/31/2005     $322,551     $138,689     $183,862
 43           N/A             N/A           N/A           N/A           N/A             N/A     $233,888      $68,492     $165,396
 44      $139,892      12/31/2006       $62,832       $65,374       -$2,542      12/31/2005     $235,068      $85,951     $149,117
 46      $113,157      12/31/2006      $167,056       $51,504      $115,552      12/31/2005     $170,504      $69,830     $100,674


                                               Annual                      Annual          U/W
                              Engineering   Contractual      LC & TI     Contractual    Recurring     Annual     Tax &
         U/W         U/W      Reserve at    Replacement    Reserve at     Recurring    Replacement     U/W     Insurance
 #     NCF (5)     DSCR (6)   Origination   Reserve/FF&E   Origination      LC&TI      Reserve/FF&E   LC&TI     Escrows
---   ----------   --------   -----------   ------------   -----------   -----------   ------------   ------   ---------
  7   $2,621,073      1.28x       $19,018       $186,000           N/A           N/A       $186,000      N/A     Both
7.1
7.2
7.3
7.4
7.5
 10   $1,603,764      1.21x           N/A            N/A           N/A           N/A        $55,000      N/A     Both
 14     $661,101      1.22x      $106,000        $40,000           N/A           N/A        $40,000      N/A     Both
 15     $432,864      1.22x      $152,920        $38,000           N/A           N/A        $38,000      N/A     Both
 16     $837,423      1.29x           N/A        $24,000           N/A           N/A        $30,000      N/A     Both
 21     $675,346      1.23x       $31,250        $21,200           N/A           N/A        $26,500      N/A     Both
 26     $514,579      1.23x        $5,625        $33,500           N/A           N/A        $33,500      N/A     Both
 41     $178,562      1.22x           N/A            N/A           N/A           N/A         $5,300      N/A     Both
 43     $159,396      1.32x        $7,500         $6,000           N/A           N/A         $6,000      N/A     Both
 44     $146,117      1.27x           N/A         $3,000           N/A           N/A         $3,000      N/A     Both
 46      $98,524      1.25x        $7,969         $2,150           N/A           N/A         $2,150      N/A     Both


         Initial          Orig            Rem.            Orig             Rem.
      Interest Only      Amort.          Amort.         Term to          Term to        Interest   Interest Calculation
 #        Term            Term          Term (1)      Maturity (7)   Maturity (1) (7)     Rate     (30/360 / Actual/360)
---   -------------   -------------   -------------   ------------   ----------------   --------   ---------------------
  7              60   Interest Only   Interest Only             60                 51     6.0500%       Actual/360
7.1
7.2
7.3
7.4
7.5
 10              24             360             360            120                117     5.6800%       Actual/360
 14               0             360             359            120                119     6.6100%       Actual/360
 15               0             360             359            120                119     6.6100%       Actual/360
 16              36             360             360            120                119     5.8500%       Actual/360
 21              36             360             360            120                118     5.8900%       Actual/360
 26               0             300             296            120                116     6.6650%       Actual/360
 41              24             360             360            120                116     6.7500%       Actual/360
 43               0             360             357            120                117     6.7800%       Actual/360
 44              12             360             360            119                117     6.6200%       Actual/360
 46               0             360             356             84                 80     6.9100%       Actual/360


                                                                                                         Original      Original
                                                                                             Original      Yield      Prepayment
                   First                                                                     Lockout    Maintenance    Premium
      Monthly     Payment      Maturity                              Prepayment Provision     Period      Period        Period
 #    Payment       Date         Date      ARD (8)   Seasoning (1)   as of Origination (9)   (Months)    (Months)      (Months)
---   --------   ----------   ----------   -------   -------------   ---------------------   --------   -----------   ----------
  7   $171,063    7/11/2007    6/11/2012     N/A                 9      Lock/56_0.0%/4             56             0            0
7.1
7.2
7.3
7.4
7.5
 10   $110,817    1/11/2008   12/11/2017     N/A                 3      Lock/117_0.0%/3           117             0            0
 14    $44,992    3/11/2008    2/11/2018     N/A                 1      Lock/117_0.0%/3           117             0            0
 15    $29,943    3/11/2008    2/11/2018     N/A                 1      Lock/117_0.0%/3           117             0            0
 16    $54,275    3/11/2008    2/11/2018     N/A                 1      Lock/117_0.0%/3           117             0            0
 21    $45,622    2/11/2008    1/11/2018     N/A                 2      Lock/117_0.0%/3           117             0            0
 26    $34,963   12/11/2007   11/11/2017     N/A                 4      Lock/117_0.0%/3           117             0            0
 41    $12,187   12/11/2007   11/11/2017     N/A                 4      Lock/114_0.0%/6           114             0            0
 43    $10,084    1/11/2008   12/11/2017     N/A                 3      Lock/114_0.0%/6           114             0            0
 44     $9,600    2/11/2008   12/11/2017     N/A                 2      Lock/113_0.0%/6           113             0            0
 46     $6,593   12/11/2007   11/11/2014     N/A                 4      Lock/78_0.0%/6             78             0            0


      Original                                     Yield      Prepayment
        Open                        Lockout     Maintenance    Premium        Yield             Utilities
       Period                      Expiration   Expiration    Expiration   Maintenance      Multifamily Tenant      Multifamily
 #    (Months)   Defeasance (10)      Date         Date          Date        Spread                Pays              Elevators
---   --------   ---------------   ----------   -----------   ----------   -----------   ------------------------   -----------
  7          4         Yes          3/11/2012       N/A          N/A           N/A
7.1                                                                                        Electric/Water/Sewer               0
7.2                                                                                        Electric/Water/Sewer               0
7.3                                                                                        Electric/Water/Sewer               0
7.4                                                                                           Electric/Water                  0
7.5                                                                                        Electric/Water/Sewer               0
 10          3         Yes         10/11/2017       N/A          N/A           N/A               Electric                     0
 14          3         Yes         12/11/2017       N/A          N/A           N/A               Electric                     0
 15          3         Yes         12/11/2017       N/A          N/A           N/A       Electric/Water/Sewer/Gas             0
 16          3         Yes         12/11/2017       N/A          N/A           N/A       Electric/Water/Sewer/Gas             0
 21          3         Yes         11/11/2017       N/A          N/A           N/A       Electric/Water/Sewer/Gas             0
 26          3         Yes          9/11/2017       N/A          N/A           N/A               Electric                     0
 41          6         Yes          6/11/2017       N/A          N/A           N/A                 N/A                      N/A
 43          6         Yes          7/11/2017       N/A          N/A           N/A               Electric                     0
 44          6         Yes          7/11/2017       N/A          N/A           N/A               Electric                     0
 46          6         Yes          6/11/2014       N/A          N/A           N/A                 N/A                      N/A


      Subject    Subject     Subject    Subject    Subject     Subject    Subject    Subject     Subject    Subject    Subject
      Studio     Studio      Studio      1 BR       1 BR        1 BR       2 BR       2 BR        2 BR       3 BR       3 BR
 #     Units    Avg. Rent   Max. Rent    Units    Avg. Rent   Max. Rent    Units    Avg. Rent   Max. Rent    Units    Avg. Rent
---   -------   ---------   ---------   -------   ---------   ---------   -------   ---------   ---------   -------   ---------
  7
7.1        24        $482        $580        14        $547        $605       120        $628        $729        32        $749
7.2        18        $465        $475        28        $516        $540        80        $647      $1,300        16        $761
7.3        18        $467        $576        42        $484        $500        60        $621        $645        24        $731
7.4       N/A         N/A         N/A        32        $507        $545        72        $600      $1,085        16        $699
7.5        20        $430        $490        42        $434        $600        70        $548        $638        16        $677
 10       N/A         N/A         N/A        60        $899        $985       110      $1,021      $1,160        30      $1,141
 14       N/A         N/A         N/A        32        $563        $570        72        $625        $655        56        $729
 15       N/A         N/A         N/A       104        $530        $615        15        $567        $660        33        $678
 16       N/A         N/A         N/A       N/A         N/A         N/A       120        $929      $1,070       N/A         N/A
 21       N/A         N/A         N/A       N/A         N/A         N/A       106        $826        $950       N/A         N/A
 26       N/A         N/A         N/A        48        $521        $565        80        $636        $690         6        $737
 41       N/A         N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A         N/A
 43       N/A         N/A         N/A       N/A         N/A         N/A        24        $840        $840       N/A         N/A
 44       N/A         N/A         N/A       N/A         N/A         N/A         4      $1,635      $2,295         6      $2,285
 46       N/A         N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A         N/A


       Subject    Subject    Subject     Subject    Subject    Subject     Subject      Major       Major          Major
        3 BR       4 BR       4 BR        4 BR       5 BR        5BR        5 BR      Tenant #1   Tenant #1   Tenant #1 Lease
 #    Max. Rent    Units    Avg. Rent   Max. Rent    Units    Avg. Rent   Max. Rent     Name       Sq. Ft.    Expiration Date
---   ---------   -------   ---------   ---------   -------   ---------   ---------   ---------   ---------   ---------------
  7
7.1        $815     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
7.2        $775     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
7.3        $790     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
7.4        $765     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
7.5        $765     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 10      $1,210     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 14        $755     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 15        $720     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 16         N/A     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 21         N/A     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 26        $750     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 41         N/A     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 43         N/A     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 44      $2,295     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A
 46         N/A     N/A        N/A         N/A        N/A        N/A         N/A         N/A         N/A            N/A


        Major       Major          Major          Major       Major          Major        Initial    Initial
      Tenant #2   Tenant #2   Tenant #2 Lease   Tenant #3   Tenant #3   Tenant #3 Lease   Interest    Other
 #      Name       Sq. Ft.    Expiration Date     Name       Sq. Ft.    Expiration Date   Reserve    Reserve
---   ---------   ---------   ---------------   ---------   ---------   ---------------   --------   --------
  7                                                                                             $0   $725,000
7.1      N/A         N/A            N/A            N/A         N/A            N/A
7.2      N/A         N/A            N/A            N/A         N/A            N/A
7.3      N/A         N/A            N/A            N/A         N/A            N/A
7.4      N/A         N/A            N/A            N/A         N/A            N/A
7.5      N/A         N/A            N/A            N/A         N/A            N/A
 10      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 14      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 15      N/A         N/A            N/A            N/A         N/A            N/A               $0    $80,000
 16      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 21      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 26      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 41      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 43      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 44      N/A         N/A            N/A            N/A         N/A            N/A               $0        N/A
 46      N/A         N/A            N/A            N/A         N/A            N/A               $0     $9,375


           Initial other         Contractual    Contractual                  Letter                  Earnout     Additional
              Reserve               Other      Other Reserve   Letter of    of Credit    Earnout     Reserve     Collateral
 #          Description            Reserve      Description     Credit     Description   Reserve   Description     Amount
---   ------------------------   -----------   -------------   ---------   -----------   -------   -----------   ----------
  7      Renovation Reserve          N/A            N/A           N/A          N/A         N/A         N/A          N/A
7.1
7.2
7.3
7.4
7.5
 10             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 14             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 15       Termite Holdback           N/A            N/A           N/A          N/A         N/A         N/A          N/A
 16             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 21             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 26             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 41             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 43             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 44             N/A                  N/A            N/A           N/A          N/A         N/A         N/A          N/A
 46   Aluminum Wiring Holdback       N/A            N/A           N/A          N/A         N/A         N/A          N/A


      Additional   Additional                                                                           Initial
      Collateral   Collateral     Existing Secured       Description of Existing     Description of   Replacement
 #    Event Date   Description   Secondary Financing   Secured Secondary Financing      Lock Box        Reserve
---   ----------   -----------   -------------------   ---------------------------   --------------   -----------
  7      N/A           N/A               N/A                       N/A                 Springing              N/A
7.1
7.2
7.3
7.4
7.5
 10      N/A           N/A               N/A                       N/A                    N/A             $20,000
 14      N/A           N/A               N/A                       N/A                    N/A             $59,700
 15      N/A           N/A               N/A                       N/A                    N/A             $37,450
 16      N/A           N/A               N/A                       N/A                    N/A                 N/A
 21      N/A           N/A               N/A                       N/A                    N/A                 N/A
 26      N/A           N/A               N/A                       N/A                    N/A                 N/A
 41      N/A           N/A               N/A                       N/A                    N/A                 N/A
 43      N/A           N/A               N/A                       N/A                    N/A                 N/A
 44      N/A           N/A               N/A                       N/A                    N/A                 N/A
 46      N/A           N/A               N/A                       N/A                    N/A                 N/A


(A) The Underlying Mortgage Loans secured by Stones Crossing and Grand Eagle are cross-collateralized and cross-defaulted.
(1)   Based on a Cut-off date in March 2008.
(2) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans, there can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.
(3) For hospitality properties, the occupancy presented above is the occupancy concluded by the respective loan seller at underwriting based on historical performance and future outlook. For further description of the underwriting criteria, please see "Description of the Sponsors" in the accompanying free writing prospectus.
(4) In the case of cross-collateralized and cross-defaulted underlying mortgage loans, the combined LTV is presented for each and every related underlying mortgage loan.
(5) U/W NCF reflects the net cash flow after underwritten replacement reserves, underwritten LC's & TI's and underwritten FF&E.
(6) DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted underlying mortgage loans the combined DSCR is presented for each and every related underlying mortgage loan.
(7) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans.
(8)   Anticipated Repayment Date.
(9) Prepayment Provision as of Origination: Lock/(x) = Lockout or Defeasance for (x) payments YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for (y) payments A%/(y) = A% Prepayment for (y) payments 0.0%/(z) = Prepayable at par for (z) payments
(10)  "Yes" means that defeasance is permitted notwithstanding the Lockout
      Period.